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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 30, 1998



                        GREEN TREE FINANCIAL CORPORATION
                     as originator of Home Improvement and
                         Home Equity Loan Trust 1998-D
                         -----------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                 333-49951                   41-1859796
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  (State or other jurisdiction      (Commission                (IRS employer
      of incorporation)             file number)            identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                     (Address of principal executive offices)


     Registrant's telephone number, including area code:  (651) 293-3400
                                                         ---------------


                                Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           --------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On September 30, 1998, the Registrant sold $257,630,882.12 of home improvement contract and closed-end home equity loans (together, the "Subsequent Contracts") to the Home Improvement and Home Equity Loan Trust 1998-D (the "Trust"), pursuant to the pre-funding provisions of the Pooling and Servicing Agreement dated August 1, 1998, filed herewith as Exhibit 99 are tables providing information with respect to the Subsequent Contracts and the Contracts in the aggregate, similar to the information provided with respect to the Initial Contracts in the Prospectus dated August 14, 1998. Capitalized terms used herein and not defined have the meaning assigned in the Pooling and Servicing Agreement.


Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

                                       2
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



           Exhibit No.   Description
           -----------   -----------

                99 Information regarding Subsequent Contracts transferred to the Home Improvement and Home Equity Loan Trust 1998-D on September 30, 1998.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION
                                  as originator of Home Improvement
                                  and Home Equity Loan Trust 1998-D


                              By: /s/ Joel H. Gottesman
                                 ---------------------------------------
                                 Joel H. Gottesman
                                 Senior Vice President, General Counsel
                                 and Secretary

                                       4
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                                INDEX TO EXHIBITS



Exhibit Number                                                   Page
--------------                                                   ----

     99   Information regarding Subsequent Contracts        Filed Electronically
          transferred to the Home Improvement and Home
          Equity Loan Trust 1998-D on September 30, 1998.